Exhibit 10.7

i.1TEXAS REALTORS

COMMERCIAL LEASE AMENDMENT

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS®, INC. IS NOT AUTHORIZED.

©Texas Association of REALTORS®, Inc. 2022

AMENDMENT TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 406 SH 135, Kilgore, TX 75662

Effective on August 1, 2022	, Landlord and Tenant amend the above-referenced lease as follows.

D	A.	Leased Premises: The suite or unit number identified in Paragraph 2A(1) is:

D	(1) changed to

D	(2) contains approximately------------------------------------------------- rentable square feet ("rsf').

B.	Term:

(1) The length of the term stated in Paragraph 3A is changed to 102 months and days.

D	(2) The Commencement Date stated in Paragraph 3A is changed to

(3) The Expiration Date stated in Paragraph 3A is changed to September 30, 2027.

C.	Rent: The amount of the base monthly rent specified in Paragraph 4A is changed to:

	$5,500.00	from 10/01/2022	to 09/30/2024
	$6,000.00	from 10/01/2024	to 09/30/2027
$		from	to
$		m	b __ __ __ __ __ __ __ __ __ __
$		m	b __ __ __ __ __ __ __ __ __ __
$		from	to__ __ __ __ __ __ __ __ __ __

D	D.	Security Deposit: The amount of the security deposit in Paragraph 5 is changed to $

D	E.	Maintenance and Repairs: The following item(s) specified in the identified subparagraph of Paragraph 15C will be maintained by the party designated below:

Para. No.	Description	Responsible Party

		N/A	Landlord	Tenant
		N/A	Landlord	Tenant
		N/A	Landlord	Tenant
		N/A	Landlord	Tenant
		N/A	Landlord	Tenant

☐	F.	Parking:

D	(1) Common Parking: The number of vehicles identified in Paragraph A(1) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to vehicles.

(TXR-2114) 07-08-22	Initialed for Identification by Landlord: ,	, and Tenant: ,	Page 1 of 2

Maya PropertiesLongview, 430 N. Center St. Longview TX 75601	Phone: (903)736-1633	Fax:	Soapy King
John Sage	Produced with Lone Wolf Transactions (zipForm Edition} 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

Commercial Lease Amendment concerning	406 SH 135, Kilgore, TX 75662

D	(2)	Restricted Common Parking for Tenants: The number of vehicles identified in Paragraph A(2) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to vehicles.

D	(3)	Assigned Parking: Tenant's assigned parking areas identified in Paragraph A(3) of the Commercial Lease Addendum for Parking (TXR-2107) is changed to

D	(4) Parking Rental: The amount of rent identified in Paragraph B of the Commercial Lease Addendum for Parking (TXR-2107) is changed to $

D	G.	Counterparts: If this amendment is executed in a number of identical counterparts, each counterpart is an original and all counterparts, collectively, constitute one agreement.

D	H.	Other: Paragraph(s) are changed to read (cite specific paragraphs and copy the applicable paragraphs verbatim, making any necessary changes):

Landlord: 406 SH 135 LLC			Tenant: Pinnacle Frac Transport LLC

By:			By:

	By (signature): ——			By (signature):
	Printed Name: — —			Printed Name:	J ay P uc h ir
	Title: f..._.)..,e..r	Date: 7/26/22		Title: Manager	Date: 7/26/22

By:			By:

	By (signature):			By (signature):
	Printed Name:			Printed Name:
	Title:	Date:		Title:	Date:

(TXR-2114) 07-08-22	Page 2 of 2

Produced with Lone Wolf Transactions (zipForm Edition} 717 N Harwood St, Suite 2200, Dallas, TX   75201       www.lwolf.com                        Soapy King